Schedule A .

Trade Date	CUSIP	Settlement Date	Maturity Date	Next Pay Date	Call Type[1]	Call Style[2]	Rate Type/ Rate Sub-Type[3,4]	Next Call/Amort Date	Coupon Percent	FHLBank Par ($)
10/27/2021	3130APNH4	11/18/2021	11/18/2025	5/18/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/18/2022	1.200	$15,000,000
10/27/2021	3130APQ32	11/24/2021	5/24/2024	5/24/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/24/2022	0.750	$25,000,000
10/27/2021	3130APQ40	11/23/2021	11/23/2026	5/23/2022	Optional Principal Redemption	Bermudan	Fixed Constant	12/23/2021	1.500	$50,000,000
10/27/2021	3130APQ73	11/22/2021	11/22/2024	5/22/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/22/2022	1.000	$25,000,000
10/27/2021	3130APQ73	11/22/2021	11/22/2024	5/22/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/22/2022	1.000	$50,000,000
10/27/2021	3130APQ73	11/22/2021	11/22/2024	5/22/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/22/2022	1.000	$50,000,000
10/27/2021	3130APQA6	11/24/2021	11/24/2026	5/24/2022	Optional Principal Redemption	Bermudan	Fixed Constant	5/24/2022	1.400	$15,000,000
10/27/2021	3130APQK4	11/18/2021	11/18/2026	5/18/2022	Optional Principal Redemption	Bermudan	Fixed Constant	5/18/2022	1.350	$25,000,000
10/28/2021	3130APQA6	11/24/2021	11/24/2026	5/24/2022	Optional Principal Redemption	Bermudan	Fixed Constant	5/24/2022	1.400	$15,000,000
10/28/2021	3130APQM0	11/18/2021	11/18/2024	5/18/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/18/2022	1.000	$10,000,000
10/28/2021	3130APQM0	11/18/2021	11/18/2024	5/18/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/18/2022	1.000	$20,000,000
10/28/2021	3130APQM0	11/18/2021	11/18/2024	5/18/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/18/2022	1.000	$25,000,000
10/28/2021	3130APQM0	11/18/2021	11/18/2024	5/18/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/18/2022	1.000	$25,000,000
10/28/2021	3130APQM0	11/18/2021	11/18/2024	5/18/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/18/2022	1.000	$50,000,000

10/28/2021	3130APQW8	11/24/2021	11/24/2026	5/24/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/24/2022	1.500	$25,000,000
10/28/2021	3130APR49	11/24/2021	11/24/2026	5/24/2022	Optional Principal Redemption	Bermudan	Fixed Constant	5/24/2022	1.400	$10,000,000
10/28/2021	3130APR56	11/23/2021	11/23/2026	5/23/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/23/2022	1.500	$15,000,000
10/28/2021	3130APRA5	11/15/2021	11/15/2024	5/15/2022	Optional Principal Redemption	Bermudan	Fixed Constant	12/15/2021	1.100	$100,000,000
10/28/2021	3130APRA5	11/15/2021	11/15/2024	5/15/2022	Optional Principal Redemption	Bermudan	Fixed Constant	12/15/2021	1.100	$100,000,000
10/28/2021	3130APRC1	11/22/2021	11/22/2023	5/22/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/22/2022	0.650	$20,000,000
10/28/2021	3130APRF4	11/15/2021	11/15/2024	5/15/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/15/2022	1.000	$300,000,000
10/29/2021	3130APQU2	11/22/2021	11/22/2023	5/22/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/22/2022	0.650	$50,000,000
10/29/2021	3130APQW8	11/24/2021	11/24/2026	5/24/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/24/2022	1.500	$50,000,000
10/29/2021	3130APRJ6	11/23/2021	11/23/2026	5/23/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/23/2022	1.500	$30,000,000
10/29/2021	3130APRQ0	11/26/2021	11/26/2024	5/26/2022	Optional Principal Redemption	Bermudan	Fixed Constant	5/26/2022	1.000	$25,000,000
10/29/2021	3130APRR8	11/15/2021	11/15/2024	5/15/2022	Optional Principal Redemption	Bermudan	Fixed Constant	2/15/2022	1.050	$25,000,000

(1) Call/Amortization Type Description:
Optional Principal Redemption Bonds (Callable Bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (Indexed Principal Redemption Bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the bond is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
American Bonds are redeemable continuously on and after the first redemption date until maturity.
Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date until maturity.
European Bonds are redeemable on a particular date only.
Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
Multi-European Bonds are redeemable on particular dates only.

(3) Rate Type Description:
Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed Bonds generally pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:
Constant Bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater Bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.